UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—16.0%
Auto Components—1.0%
Brembo SpA	2,000,000	$20,336,012
Cie Plastic Omnium SA	1,500,000	34,385,372
Continental AG	100,000	13,827,834
		68,549,218

Automobiles—2.8%
Aston Martin Lagonda Global Holdings plc[1,2]	10,500,000	163,766,567
Ferrari NV	300,000	29,832,000
		193,598,567

Entertainment—1.2%
Frontier Developments plc[1,3]	3,000,000	30,416,279
Rovio Entertainment OYJ[2,3]	4,700,000	20,640,940
Technicolor SA1,3	29,700,000	32,246,313
		83,303,532

Hotels, Restaurants & Leisure—1.1%
Paddy Power Betfair plc	400,000	32,532,555
Shake Shack, Inc., Cl. A1	1,000,000	45,420,000
		77,952,555

Household Durables—2.3%
Bang & Olufsen AS1	2,000,000	27,267,560
De’ Longhi SpA	1,000,000	25,325,657
iRobot Corp.[1]	900,000	75,366,000
Nikon Corp.	2,000,000	29,637,051
		157,596,268

Interactive Media & Services—1.2%
Twitter, Inc.[1]	3,000,000	86,220,000

Internet & Catalog Retail—2.8%
AO World plc[1]	20,000,000	32,619,461
ASKUL Corp.	1,064,600	22,841,408
ASOS plc[1]	700,000	20,201,775
boohoo.com plc[1]	30,000,000	61,455,118
Boozt AB1,2,3	3,750,000	19,205,237
Rakuten, Inc.	6,000,000	39,895,491
SRP Groupe SA1,2	500,000	1,376,880
		197,595,370

Media—1.5%
CyberAgent, Inc.	1,600,000	62,477,105
Schibsted ASA, Cl. A	900,000	30,034,515

1      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Media (Continued)
Stroeer SE & Co. KGaA	300,000	$14,512,572
		107,024,192

Specialty Retail—0.5%
JINS, Inc.	600,000	31,530,990

Textiles, Apparel & Luxury Goods—1.6%
Brunello Cucinelli SpA	1,500,000	51,552,908
Moncler SpA	1,000,000	33,415,796
Mulberry Group plc	500,000	1,881,125
OVS SpA[1,2]	3,000,000	3,775,238
Pandora AS	600,000	24,405,727
		115,030,794

Consumer Staples—3.4%
Food & Staples Retailing—0.5%
Rite Aid Corp.[1]	50,000,000	35,415,000

Food Products—2.2%
Ebro Foods SA	2,000,000	39,879,916
Marine Harvest ASA	4,000,000	84,204,151
Wessanen	3,000,000	27,367,037
		151,451,104

Personal Products—0.7%
Midsona AB, Cl. B	1,000,000	6,951,129
Ontex Group NV	2,000,000	40,914,402
		47,865,531

Financials—3.1%
Capital Markets—1.6%
Allied Minds plc[1]	10,000,000	8,965,893
IG Group Holdings plc	3,000,000	21,752,156
IP Group plc[1]	20,785,545	28,608,954
Rothschild & Co.	1,500,000	52,903,097
		112,230,100

Commercial Banks—0.4%
Banco Comercial Portugues SA, Cl. R1	100,000,000	26,198,948

Real Estate Investment Trusts (REITs)—0.6%
British Land Co. plc (The)	4,000,000	27,180,131
Unibail-Rodamco-Westfield	100,000	15,446,871
		42,627,002

Real Estate Management & Development—0.5%
Capital & Counties Properties plc	10,000,000	29,346,785

2      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Real Estate Management & Development (Continued)
Purplebricks Group plc[1]	4,000,000	$7,555,966
		36,902,751

Health Care—28.3%
Biotechnology—8.7%
Arrowhead Pharmaceuticals, Inc.[1,3]	7,800,000	96,876,000
Bavarian Nordic AS1	800,000	15,674,193
Exact Sciences Corp.[1]	2,500,000	157,750,000
Genmab AS1	600,000	98,326,014
Halozyme Therapeutics, Inc.[1]	1,000,000	14,630,000
Hansa Biopharma AB1	1,938,841	60,745,490
Innate Pharma SA1	1,000,000	8,479,073
Oncopeptides AB1,2	2,000,000	29,952,401
PeptiDream, Inc.[1]	3,000,000	116,855,822
Rigel Pharmaceuticals, Inc.[1]	5,000,000	11,500,000
		610,788,993

Health Care Equipment & Supplies—5.0%
Align Technology, Inc.[1]	300,000	62,829,000
Biocartis NV1,2,3	3,000,000	34,233,095
Carl Zeiss Meditec AG	1,000,000	78,252,454
Consort Medical plc[3]	2,450,000	29,298,340
Fisher & Paykel Healthcare Corp. Ltd.	3,000,000	26,012,460
Ion Beam Applications[1]	400,000	5,856,567
Jeol Ltd.[3]	2,500,000	37,510,818
Nevro Corp.[1]	1,500,000	58,335,000
Xvivo Perfusion AB1	1,000,000	14,923,873
		347,251,607

Health Care Providers & Services—0.5%
Amplifon SpA	2,000,000	32,388,008

Health Care Technology—1.0%
M3, Inc.	4,000,000	54,202,855
RaySearch Laboratories AB1,3	1,500,000	16,360,125
		70,562,980

Life Sciences Tools & Services—2.9%
Eurofins Scientific SE	300,000	111,407,682
MorphoSys AG1	900,000	91,665,871
		203,073,553

Pharmaceuticals—10.2%
GW Pharmaceuticals plc, ADR[1]	100,000	9,739,000
H. Lundbeck AS	2,000,000	87,703,576
Nektar Therapeutics, Cl. A1,3	17,300,000	568,651,000
Recipharm AB, Cl. B1	2,000,000	25,621,814

3      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Xeris Pharmaceuticals, Inc.[1]	1,000,000	$17,000,000
		708,715,390

Industrials—11.4%
Aerospace & Defense—2.0%
Boeing Co. (The)	300,000	96,750,000
Hexcel Corp.	700,000	40,138,000
		136,888,000

Air Freight & Couriers—0.2%
Expeditors International of Washington, Inc.	250,000	17,022,500

Commercial Services & Supplies—1.7%
Rentokil Initial plc	15,000,000	64,195,138
Rollins, Inc.	1,500,000	54,150,000
		118,345,138

Construction & Engineering—0.9%
Ferrovial SA	3,000,000	60,505,862

Electrical Equipment—1.6%
Mersen SA	1,000,000	26,742,223
Nidec Corp.	300,000	34,381,421
Schneider Electric SE	500,000	34,028,512
Vicor Corp.[1]	500,000	18,895,000
		114,047,156

Machinery—2.8%
Albany International Corp., Cl. A	400,000	24,972,000
Aumann AG2,3	1,000,000	33,557,244
Rational AG	80,000	45,445,992
Singulus Technologies AG1	373,797	3,916,376
SLM Solutions Group AG1,3	1,000,000	10,318,700
Spirax-Sarco Engineering plc	464,285	36,966,474
THK Co. Ltd.	2,000,000	37,165,817
		192,342,603

Professional Services—0.8%
Acacia Research Corp.[1,3]	2,500,000	7,450,000
Teleperformance	300,000	48,022,972
		55,472,972

Trading Companies & Distributors—1.4%
AddTech AB, Cl. B	1,000,000	17,832,255
Beijer Ref AB	2,000,000	32,850,393
Indutrade AB	2,000,000	46,503,118
		97,185,766

4      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Information Technology—33.2%
Communications Equipment—0.8%
Nokia OYJ	10,000,000	$57,779,106

Electronic Equipment, Instruments, & Components—6.7%
Basler AG3	200,000	28,445,287
Cognex Corp.	1,200,000	46,404,000
Coherent, Inc.[1]	600,000	63,426,000
Corning, Inc.	1,000,000	30,210,000
Dolby Laboratories, Inc., Cl. A	800,000	49,472,000
Gooch & Housego plc[3]	2,000,000	30,330,781
IPG Photonics Corp.[1]	600,000	67,974,000
Littelfuse, Inc.	400,000	68,592,000
Next Biometrics Group AS1,3	1,231,400	3,970,637
Optex Group Co. Ltd.[3]	2,000,000	31,277,990
Yaskawa Electric Corp.	2,000,000	48,433,734
		468,536,429

IT Services—1.0%
First Derivatives plc	1,200,000	32,287,916
FleetCor Technologies, Inc.[1]	200,000	37,144,000
		69,431,916

Semiconductors & Semiconductor Equipment—14.2%
Advanced Micro Devices, Inc.[1]	24,000,000	443,040,000
AIXTRON SE1	4,000,000	38,424,504
Applied Materials, Inc.	2,000,000	65,480,000
Cree, Inc.[1]	1,000,000	42,775,000
Disco Corp.	200,000	23,083,057
First Solar, Inc.[1]	2,000,000	84,910,000
Infineon Technologies AG	1,000,000	19,898,714
IQE plc[1,3]	70,000,000	57,917,835
Manz AG1,3	500,000	11,873,617
Nordic Semiconductor ASA[1]	5,750,358	19,188,358
ON Semiconductor Corp.[1]	2,000,000	33,020,000
PDF Solutions, Inc.[1,3]	3,000,000	25,290,000
PVA TePla AG1,3	1,775,000	24,824,441
QUALCOMM, Inc.	1,000,000	56,910,000
STMicroelectronics NV	1,000,000	14,270,600
Veeco Instruments, Inc.[1,3]	4,000,000	29,640,000
		990,546,126

Software—9.1%
Alarm.com Holdings, Inc.[1]	400,000	20,748,000
BasWare OYJ[1,3]	1,000,000	45,301,975
BlackBerry Ltd.[1]	4,000,000	28,440,000
Blue Prism Group plc[1]	3,000,000	42,236,417
Cloudera, Inc.[1]	3,000,000	33,180,000
EVR Holdings plc[1,3]	68,750,000	4,190,494
FireEye, Inc.[1]	6,000,000	97,260,000

5      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)
Globant SA1	300,000	$16,896,000
Hortonworks, Inc.[1]	4,000,000	57,680,000
Manhattan Associates, Inc.[1]	1,000,000	42,370,000
PTC, Inc.[1]	1,200,000	99,480,000
SDL plc	2,000,000	12,173,110
ServiceNow, Inc.[1]	300,000	53,415,000
Tableau Software, Inc., Cl. A1	200,000	24,000,000
WANdisco plc[1,3]	3,000,000	18,325,771
Zendesk, Inc.[1]	600,000	35,022,000
		630,718,767

Technology Hardware, Storage & Peripherals—1.4%
3D Systems Corp.[1,3]	8,000,000	81,360,000
Tobii AB1	3,000,000	9,192,950
Xaar plc[3]	4,000,000	7,381,249
		97,934,199

Materials—2.9%
Chemicals—1.6%
Novozymes AS, Cl. B	1,500,000	67,047,841
Toray Industries, Inc.	3,000,000	20,960,555
Umicore SA	600,000	23,863,832
		111,872,228

Containers & Packaging—0.5%
Sealed Air Corp.	1,000,000	34,840,000

Metals & Mining—0.8%
Antofagasta plc	2,000,000	19,821,003
thyssenkrupp AG	2,000,000	34,327,013
		54,148,016

Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
Masmovil Ibercom SA1	2,250,000	50,107,360
Total Common Stocks (Cost $6,564,111,491)		6,901,596,597

	Shares	Value
Investment Company—1.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[3,4] (Cost $98,455,287)	98,455,287	$98,455,287
Total Investments, at Value (Cost $6,662,566,778)	100.4%	7,000,051,884
Net Other Assets (Liabilities)	(0.4)	(25,936,690)
Net Assets	100.0%	$6,974,115,194

Footnotes to Statement of Investments

1. Non-income producing security.

6      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Statement of Investments (Continued)

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $306,507,602 or 4.39% of the Fund’s net assets at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares December 31, 2018
Common Stock
Biotechnology
Arrowhead Pharmaceuticals, Inc.	7,800,000	—	—	7,800,000
Electronic Equipment, Instruments, & Components
Basler AG	200,000	—	—	200,000
Gooch & Housego plc	715,955	1,284,045	—	2,000,000
Next Biometrics Group AS	1,231,400	—	—	1,231,400
Optex Group Co. Ltd.	2,000,000	—	—	2,000,000
Entertainment
Frontier Developments plc	2,850,529	149,471	—	3,000,000
Rovio Entertainment OYJ	4,700,000	—	—	4,700,000
Technicolor SA	29,700,000	—	—	29,700,000
Health Care Equipment & Supplies
Biocartis NV	3,000,000	—	—	3,000,000
Consort Medical plc[a]	2,856,109	—	406,109	2,450,000
Jeol Ltd.	2,500,000	—	—	2,500,000
Health Care Technology
RaySearch Laboratories AB	—	1,500,000	—	1,500,000
Internet & Catalog Retail
Boozt AB	3,750,000	—	—	3,750,000
Machinery
Aumann AG	500,000	500,000	—	1,000,000
SLM Solutions Group AG	2,000,000	—	1,000,000	1,000,000
Pharmaceuticals
Nektar Therapeutics, Cl. A	12,000,000	5,300,000	—	17,300,000
Professional Services
Acacia Research Corp.	2,500,000	—	—	2,500,000
Semiconductors & Semiconductor Equipment
IQE plc	70,000,000	—	—	70,000,000
Manz AG	453,040	46,960	—	500,000
PDF Solutions, Inc.	3,000,000	—	—	3,000,000
PVA TePla AG	2,775,000	—	1,000,000	1,775,000
Veeco Instruments, Inc.	4,000,000	—	—	4,000,000
Software
BasWare OYJ	1,000,000	—	—	1,000,000
EVR Holdings plc	68,750,000	—	—	68,750,000
WANdisco plc	5,835,399	—	2,835,399	3,000,000
Technology Hardware, Storage & Peripherals
3D Systems Corp.	8,000,000	—	—	8,000,000
Xaar plc	4,000,000	—	—	4,000,000

7      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	190,033,341	506,841,007	598,419,061	98,455,287

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Biotechnology
Arrowhead Pharmaceuticals, Inc.	$96,876,000	$—	$—	$(52,650,000)
Electronic Equipment, Instruments, & Components
Basler AG	28,445,287	—	—	(9,609,162)
Gooch & Housego plc	30,330,781	—	—	(15,734,002)
Next Biometrics Group AS	3,970,637	—	—	(4,743,901)
Optex Group Co. Ltd.	31,277,990	244,731	—	(8,120,337)
Entertainment
Frontier Developments plc	30,416,279	—	—	(21,848,250)
Rovio Entertainment OYJ	20,640,940	—	—	(4,269,248)
Technicolor SA	32,246,313	—	—	(3,534,976)
Health Care Equipment & Supplies
Biocartis NV	34,233,095	—	—	(8,677,766)
Consort Medical plc[a]	—[b]	—	(1,126,138)	(9,197,930)
Jeol Ltd.	37,510,818	—	—	(16,763,211)
Health Care Technology
RaySearch Laboratories AB	16,360,125	—	—	(1,563,403)
Internet & Catalog Retail
Boozt AB	19,205,237	—	—	(12,376,194)
Machinery
Aumann AG	33,557,244	—	—	(26,389,853)
SLM Solutions Group AG	10,318,700	—	(30,736,416)	11,528,786
Pharmaceuticals
Nektar Therapeutics, Cl. A	568,651,000	—	—	(377,436,766)
Professional Services
Acacia Research Corp.	7,450,000	—	—	(550,000)
Semiconductors & Semiconductor Equipment
IQE plc	57,917,835	—	—	(16,938,745)
Manz AG	11,873,617	—	—	(9,176,146)
PDF Solutions, Inc.	25,290,000	—	—	(1,800,000)
PVA TePla AG	24,824,441	—	(6,409,311)	(2,002,550)
Veeco Instruments, Inc.	29,640,000	—	—	(11,360,000)
Software
BasWare OYJ	45,301,975	—	—	3,967,480
EVR Holdings plc	4,190,494	—	—	(401,686)
WANdisco plc	18,325,771	—	(4,135,541)	(8,312,595)

8      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Technology Hardware, Storage & Peripherals
3D Systems Corp.	$81,360,000	$—	$—	$(69,840,000)
Xaar plc	7,381,249	—	—	(1,165,567)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	98,455,287	371,510	—	—
Total	$1,406,051,115	$616,241	$(42,407,406)	$(678,966,022)

a. No longer an affiliate at period end.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,328,362,787	47.5%
United Kingdom	778,792,733	11.1
Japan	590,254,114	8.4
Germany	449,290,619	6.4
Denmark	320,424,910	4.6
Sweden	280,138,786	4.0
France	253,631,314	3.6
Italy	196,625,620	2.8
Spain	150,493,138	2.1
Norway	137,397,661	2.0
Finland	123,722,021	1.8
Luxembourg	111,407,683	1.6
Belgium	104,867,895	1.5
Ireland	32,532,555	0.5
Canada	28,440,000	0.4
Netherlands	27,367,037	0.4
Portugal	26,198,948	0.4
New Zealand	26,012,460	0.4
Chile	19,821,003	0.3
Switzerland	14,270,600	0.2
Total	$7,000,051,884	100.0%

9      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

1. Organization

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

10      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

11      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$236,838,000	$881,563,486	$—	$1,118,401,486
Consumer Staples	35,415,000	199,316,635	—	234,731,635
Financials	—	217,958,801	—	217,958,801
Health Care	997,310,000	975,470,531	—	1,972,780,531
Industrials	259,377,500	532,432,497	—	791,809,997
Information Technology	1,734,138,000	580,808,543	—	2,314,946,543
Materials	34,840,000	166,020,244	—	200,860,244
Telecommunication Services	—	50,107,360	—	50,107,360
Investment Company	98,455,287	—	—	98,455,287

Total Assets	$3,396,373,787	$3,603,678,097	$—	$7,000,051,884

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1 *	Transfers into Level 2 *

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(8,603,380)	$8,603,380
Financials	(63,567,486)	63,567,486
Industrials	(48,531,889)	48,531,889

Total Assets	$(120,702,755)	$120,702,755

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to

12      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

4. Investments and Risks (Continued)

special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

13      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

14      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6.	Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

15      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $13,998,500 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

During the period, the Fund had no written options outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in

16      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

6. Use of Derivatives (Continued)

the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

17      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

18      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019